EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Oncolytics Biotech Inc. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date here of (the “Report”), I, Matthew Coffey, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)          The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Matthew Coffey
_________________________________
Dr. Matthew Coffey, PhD, MBA
Chief Executive Officer
Principal Executive Officer
March 5, 2021

A signed original of this written statement required by Section 906 has been provided to Oncolytics Biotech Inc. and will be retained by Oncolytics Biotech Inc. and furnished to the Securities and Exchange Commission or its staff upon request.